UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-22590

                    Lazard Alternative Strategies 1099 Fund

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

                      New York, NY 10112

(Address of principal executive offices) (Zip code)

Mr. Nathan Paul

30 Rockefeller Plaza

                      New York, NY 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-632-6000

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Lazard

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Financial Statements
As of and for the Year Ended March 31, 2014 and
Report of Independent Registered Public Accounting Firm

LAZARD
ASSET MANAGEMENT

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Lazard Alternative Investments

May 2014

Dear Investor,

Lazard Alternative Strategies 1099 Fund (the “Fund”) returned +3.6% net of all fees for the year ended March 31, 2014. Since inception on November 1, 2011, the Fund has posted an annualized return of +4.1%, net of all fees.

	April 1, 2013 to March 31, 2014	Annualized Since Inception (November 1, 2011)
	Total Return	Total Return
Lazard Alternative Strategies 1099 Fund[1]	+3.6%	+4.1%

For the 12 month period ended March 31, 2014, domestic equity markets were positive across the board. The S&P 500, Dow Jones and Nasdaq composite were up 19.3%, 12.9% and 28.5%, respectively. The Russell 2000 kept pace with those returns, rising 23.3% over the period. European markets continued the positive trend with the MSCI European index up 12.8%. European small-cap stocks more than doubled the return of large cap stocks, returning 28%. The CAC 40 and DAX both returned greater than 17% while the FTSE lagged considerably, returning just 2.9%. MSCI Asia Index was up 2.8% and Japanese stocks led the way, with the TOPIX returning an impressive 16.3%. Emerging markets were mixed with the MSCI Emerging Markets Index falling 3.9%. BRIC countries were mostly negative with Brazil, Russia, and China, losing between 9 and 16%. In contrast, India returned a notable 18.9%. Frontier markets sustained their previous year’s trend with the MSCI Frontier Index climbing 25%.

Commodities displayed higher volatility levels and wide dispersion. The outliers were soft commodities such as coffee and cocoa with both rising more than 30% while corn experienced a loss of 28%. Within the energy complex, crude oil and natural gas posted modest gains. Industrial metals were generally negative with palladium and zinc as the lone outliers of the group, generating small, positive returns. Precious metals fared worse with gold and silver losing more than 20% each.

U.S. Treasury yields were roughly flat on the short end of the curve. The yields in the middle and long end of the curve rose considerably with the most pronounced spike, +109 bps, at the 7 year mark.

[1]	Returns are reported net of fees. The performance quoted represents past performance. Past performance does not guarantee future results.
[3]	As of March 31, 2014. Allocations are subject to change.

Lazard Alternative Investments

The US Dollar was mixed against the major currencies. The US Dollar strengthened by almost 10% against the Japanese Yen while it fell by almost the same magnitude against the British Pound and Euro. Other global currency outliers were the Argentine Peso, Turkish Lire and Indonesian Rupiah, with the US Dollar appreciating 56%, 18% and 17%, respectively.

We believe the Fund remains balanced with opportunities for both trading as well as security selection alpha and relatively little embedded market beta. We continue to identify and process new ideas through our diligence pipeline. We believe that we have made progress implementing a Fund balanced between protecting against extreme outcomes and generating returns driven primarily by manager skill and, in the near term, intend to continue down this path.

As always, please do not hesitate to call us with any questions or comments.

Sincerely,

Kit Boyatt	Christian Frei	Chris Heasman
Director	Director	Director
Lazard Asset Management LLC	Lazard Asset Management LLC	Lazard Asset Management LLC
Lazard Alternatives, LLC	Lazard Alternatives, LLC	Lazard Alternatives, LLC

References to underlying managers or funds should not be considered a recommendation to purchase or sell any particular underlying managers or funds. There is no assurance that any investments discussed herein will remain in the Fund’s portfolio. The investments discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings. It should not be assumed that any of the investments discussed were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the investments discussed herein. Allocations and underlying fund selection are subject to change.

There is no assurance that the Fund will achieve its investment objective. The investment return and principal value of an investment in the Fund will fluctuate; an investor’s shares, when redeemed, may be worth more, or less, than their original cost.

The performance of the Fund is largely dependent on the talents and efforts of certain individuals. There can be no assurance that investment professionals responsible for managing the Fund will continue to be associated with the firm and the failure to retain such investment professionals could have an adverse effect on the Fund.

Unlike traditional mutual funds, an investment in the Fund is not liquid and no public market exists for shares of the Fund and none is expected to develop in the future. The Fund may, from time to time, offer to repurchase a certain number of shares in amounts and on terms and conditions as the Board of Trustees may determine; however, the Fund is not required to do so. Additionally, there may be substantial restrictions on a shareholder’s ability to transfer shares of the Fund.

While the Fund is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended, it is not anticipated that any of the underlying funds will be registered with the SEC, although certain of the investment advisers of such funds may be so registered. Therefore, the underlying funds may be subject to little or no regulatory supervision. An investment in the Fund is not suitable for all investors. Specifically, an investment in the Fund, and alternative investments generally, is only appropriate for experienced and sophisticated investors who are willing and able to bear the risks associated with such an investment. Investors should carefully review and consider these potential risks before investing, including those relating specifically to the Fund’s structure as a fund that invests in underlying hedge funds. Please consider the Fund’s investment objective, risks, charges, and expenses carefully before investing. For more complete information about the Fund, and to obtain a prospectus, you may call (800) 823-6300 or visit www.LazardNet.com. The prospectus contains investment objectives, risks, charges, and expenses and additional information about the Fund not included in this document. Please read the prospectus carefully before investing.

To qualify for tax treatment as a regulated investment company (“RIC”) under the Internal Revenue Code, the Fund must satisfy certain requirements, including, among others, asset diversification and income distribution. Disqualification as a RIC would have a material adverse effect on the value of the Fund’s shares and the amount of the Fund’s distributions to shareholders.

The underlying funds in which the Fund may invest are charged asset based fees by the investment managers of such funds which are generally expected to range from 1% to 3% of assets under management in addition to performance based compensation generally expected to be between 10% and 30% of annual net profits, but may vary. An investment manager of an underlying investment fund will receive performance compensation to which it is entitled irrespective of the performance of other underlying investment funds. As such, an underlying investment fund with positive performance may receive performance compensation from the Fund even if the Fund’s overall return is negative. These fees and expenses may offset the Fund’s profits.

Information and opinions presented have been obtained or derived from sources believed by Lazard Asset Management LLC (“LAM”) to be reliable. LAM makes no representation as to their accuracy or completeness. All opinions expressed herein are as of March 31, 2014 and are subject to change.

Deloitte & Touche LLP 500 College Road East Princeton, NJ 08540-6635 USA

Tel:	(609) 514-3600
Fax:	(973) 602-5050
www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Lazard Alternative Strategies 1099 Fund:

We have audited the accompanying statement of assets, liabilities, and net assets of Lazard Alternative Strategies 1099 Fund (a Delaware Statutory Trust) (the “Fund”), including the schedule of investments, as of March 31, 2014, and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2014, by correspondence with underlying fund advisers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Lazard Alternative Strategies 1099 Fund as of March 31, 2014, the results of its operations and its cash flows for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

May 30, 2014

Member of
Deloitte Touche Tohmatsu Limited

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Schedule of Invest ments at March 31, 2014

	Cost	Percentage of Net Assets	Fair Value
Investments in Portfolio Funds (99.62%) #

Event Driven (32.97%)

CapeView Recovery Fund	$4,000,000	4.08%	$4,054,325

Engaged Capital I Offshore, Ltd.*	2,450,000	2.52%	2,509,522

HG Vora Special Opportunities Fund, Ltd.	4,750,548	5.45%	5,416,799

Ionic Event Driven Fund, Ltd.	3,892,459	3.95%	3,932,429

Litespeed Offshore Fund, Ltd.	4,660,808	5.60%	5,572,146

Mudrick Distressed Opportunity Fund Offshore, Ltd.	4,106,484	4.94%	4,912,723

Numen Credit Opportunities Fund Inc.^	5,535,725	6.36%	6,323,110

Spinnaker Capital Pacnet Holdings*	67,887	0.07%	70,700

	29,463,911		32,791,754

Long/Short (30.99%)

Bennelong Asia Pacific Multi-Strategy Equity Master Fund*	234,884	0.21%	203,883

Bronson Point Offshore Fund, Ltd.	3,772,131	4.21%	4,191,206

Glenhill Capital Overseas Partners, Ltd.	4,000,000	4.05%	4,031,198

Lakewood Capital Offshore Fund, Ltd.	5,919,571	6.57%	6,531,685

Permian Fund, Ltd.	5,407,851	6.22%	6,187,074

Tiger Eye Fund, Ltd.	4,700,000	4.99%	4,960,398

Tyrian Global Opportunities Offshore, Ltd.	4,700,000	4.74%	4,712,311

	28,734,437		30,817,755

Relative Value (16.23%)

Blue Mountain Credit Alternatives Fund, Ltd.*	249,952	0.28%	275,895

Chenavari Multi-Strategy Credit Fund Limited	3,748,690	4.47%	4,447,592

CRC Credit Fund, Ltd.*	3,543,847	3.58%	3,555,579

Pine River Fixed Income Fund, Ltd.*	2,900,000	3.34%	3,325,203

Victoria SPV*	19,825	0.02%	19,236

WAF Offshore Fund, Ltd.*	3,931,886	4.54%	4,516,207

	14,394,200		16,139,712

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Schedule of Investments at March 31, 2014 (concluded)

	Cost	Percentage of Net Assets	Fair Value
Investments in Portfolio Funds (99.62%) # (concluded)

Tactical Trading (19.43%)

CCP Quantitative Fund, Ltd.	$4,023,128	3.46%	$3,444,945

Discovery Global Focus Fund, Ltd.‡	4,000,000	4.80%	4,771,150

Keynes Leveraged Quantitative Strategies Fund, Ltd.	3,783,084	3.57%	3,545,820

Kohinoor Core Fund	2,805,409	2.49%	2,473,868

Rubicon Global Fund	5,307,663	5.11%	5,077,050

	19,919,284		19,312,833

Total Investments in Portfolio Funds (99.62%)	$92,511,832		99,062,054

Other Assets, Less Liabilities (0.38%)			373,632

Net Assets (100.00%)			$99,435,686

#	Non-income producing securities.
*	Portfolio Fund has suspended redemptions or invoked gate provisions, or represents a similarly restricted investment.
^	Portfolio Fund requires 120 days notice should a monthly redemption be requested as of the measurement date.
‡	Semi-annual liquidity.

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Statement of Assets, Liab ilities and Net Assets

March 31, 2014

Assets

Investments in Portfolio Funds, at fair value (cost $92,511,832)	$99,062,054
Cash	5,652,305
Redemption receivable from Portfolio Funds	6,147,992
Due from affiliate	45,797

Total assets	110,908,148

Liabilities

Redemptions payable	10,120,426
Subscriptions received in advance	535,000
Advisory fee payable	404,291
Professional fees payable	194,845
Service fee payable	67,382
Board of Trustees’ fees payable	28,750
Due to affiliate	21,051
Distribution fee payable	13,476
Other accrued expenses	87,241

Total liabilities	11,472,462

Net Assets	$99,435,686

Represented by:
Share capital transactions (net)	$100,179,901
Accumulated net investment loss	(5,850,755)
Accumulated net realized loss	(1,443,682)
Accumulated net unrealized appreciation on investments	6,550,222

Net Assets	$99,435,686

Net asset value per share	$99.37

Number of authorized shares	unlimited
Number of outstanding shares	1,000,666.704

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Statement of Operations

For the Year Ended March 31, 2014

Investment Loss

Expenses
Advisory fee	$1,009,382
Professional fees	222,090
Accounting and administration fees	192,610
Service fee	168,230
Board of Trustees’ fees	66,250
Custodian fees	35,957
Distribution fee	33,646
Miscellaneous	98,832

Total expenses	1,826,997

Expense reimbursements	(295,504)

Net expenses	1,531,493

Net investment loss	(1,531,493)

Net realized and unrealized gain on investments in Portfolio Funds
Net realized gain from investments in Portfolio Funds	534,995
Net change in unrealized appreciation on investments in Portfolio Funds	2,931,178

Net realized and unrealized gain on investments in Portfolio Funds	3,466,173

Net increase in net assets resulting from operations	$1,934,680

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Statement of Change s in Net Assets

	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013

Net assets, beginning of year	$49,746,165	$27,697,983

Operating activities
Net investment loss	(1,531,493)	(921,276)
Net realized gain from investments in Portfolio Funds	534,995	101,304
Net change in unrealized appreciation on investments in Portfolio Funds	2,931,178	2,891,636

Net increase in net assets resulting from operations	1,934,680	2,071,664

Distributions to shareholders
From net investment income	(2,919,607)	(2,243,935)

Net decrease in net assets resulting from distributions	(2,919,607)	(2,243,935)

Share capital transactions
Proceeds from issuance of shares	21,656,646	30,869,159
Shares issued for the Reorganization	54,319,377	–
Shares issued to shareholders for reinvestment of distributions	2,562,004	2,047,976
Payments on redemption of shares	(27,863,579)	(10,696,682)

Net increase in net assets resulting from capital transactions	50,674,448	22,220,453

Net increase in net assets	49,689,521	22,048,182

Net assets, end of year*	$99,435,686	$49,746,165

* Includes accumulated net investment loss	$(5,850,755)	$(3,017,713)

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Statement of Cash Flows

For the Year Ended March 31, 2014

Cash flows from operating activities:

Net increase in net assets resulting from operations	$1,934,680
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of Portfolio Funds	(65,568,529)
Proceeds from redemption of Portfolio Funds, net of change in redemptions receivable from Portfolio Funds	14,616,862
Decrease in redemptions receivable from Portfolio Funds assumed in Reorganization	20,917,875
Net realized gain from investments in Portfolio Funds	(534,995)
Net change in unrealized appreciation on investments in Portfolio Funds	(2,931,178)
Decrease in due from affiliate	12,245
Decrease in accrued expenses assumed in Reorganization	(637,129)
Increase in advisory fee payable	217,791
Increase in professional fees payable	35,294
Increase in service fees payable	36,299
Increase in Board of Trustees’ fees payable	17,250
Increase in distribution fee payable	7,259
Increase in other accrued expenses	10,490

Net cash used in operating activities	(31,865,786)

Cash flows from financing activities:

Capital subscriptions, net of change in subscriptions received in advance	21,186,646
Distributions paid	(357,603)
Capital redemptions, net of change in redemptions payable	(31,905,379)
Capital from Reorganization	45,091,908

Net cash provided by financing activities	34,015,572

Net increase in cash	2,149,786
Cash at beginning of year	3,502,519

Cash at end of year	$5,652,305

Supplemental disclosure of non-cash items:
Net assets acquired through Reorganization	$9,227,470

Capital shares issued in Reorganization	547,116.875

Reinvestment of distributions	$2,562,004

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial S tatements – March 31, 2014

1.	Organization

Lazard Alternative Strategies 1099 Fund (the “Fund”) was formed on June 28, 2011 as a Delaware statutory trust, and commenced operations on November 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund’s investment objective is to achieve long-term capital appreciation. In pursuing its investment objective, the Fund invests substantially all of its assets in hedge funds and other similar investment vehicles that are managed by a select group of portfolio managers (the “Portfolio Managers”) who invest in a variety of financial markets and utilize a broad range of alternative investment strategies. The Fund primarily invests in portfolio funds which are investment funds or investment companies which are not registered under the 1940 Act (the “Portfolio Funds”).

Lazard Alternatives, LLC, a subsidiary of Lazard Asset Management LLC (“LAM”), a Delaware limited liability company, serves as the Fund’s investment adviser (the “Investment Adviser” or “Lazard Alternatives”) pursuant to an investment advisory and management agreement under which it provides discretionary investment advice and day-to-day management services to the Fund.

a.  Reorganization

At the close of business on December 31, 2013, the Fund acquired all the net assets of Lazard Alternative Strategies Fund, LLC (“LAS”), a closed-end management investment company with substantially similar investment strategies as the Fund and also advised by the Investment Adviser, pursuant to a taxable plan of reorganization (the “Reorganization”) approved by LAS’ shareholders (“Members”). The Fund was determined to be the surviving entity in the Reorganization for financial reporting purposes.

The Investment Adviser proposed the Reorganization because of the decline in assets that LAS had experienced in recent years resulting from repurchases of interests from Members. In this regard, the Investment Adviser believed that assets of LAS were likely to decline further primarily due to the fact that LAS was taxed as a partnership and competed with funds like the Fund, which are taxed as Regulated Investment Companies (“RIC”) and provide simpler and more timely tax reporting to their investors on Form 1099. The Investment Adviser advised the LAS Board of Managers that, in its view, a further decline in assets of LAS would result in an increase in LAS’s expense ratio (which would adversely affect Members) and could make it difficult for the Investment Adviser to implement effectively the investment program of LAS (if assets become too small to invest in a sufficient number Portfolio Funds due to the minimum investment requirements imposed by the Portfolio Funds), and could lead the Investment Adviser to recommend that the LAS Board of Managers approve the liquidation of LAS. In contrast, the Investment Adviser believes that the assets of the Fund will grow from new sales of shares and that it can be expected that the expense ratio of the Fund will decline as a consequence of this growth.

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2014 (continued)

1.	Organization (continued)

a.  Reorganization (continued)

Effective immediately before the closing of the Reorganization, LAS withdrew its capital from the U.S.-based Portfolio Funds in which it was invested with the intent for the Fund to invest in the corresponding offshore versions of such Portfolio Funds immediately after the Reorganization. When LAS withdrew capital from a Portfolio Fund, LAS recognized a taxable gain or loss in an amount equal to the difference between the tax basis in its interest in the Portfolio Fund and the value of its interest in the Portfolio Fund at the time of the redemption. Any such gain or loss recognized by LAS prior to the Reorganization was attributable to LAS Members and will be reflected in their Schedule K-1’s. In complete liquidation of its interest in LAS, each LAS Member received shares of the Fund in an amount equal to the aggregate net asset value of the Member’s LAS shares, as determined at the close of business on December 31, 2013. Assets received and shares issued by the Fund were recorded at fair value which becomes the assets’ new cost basis. The distribution of Fund shares to LAS Members in exchange for their interests in LAS did not result in any gain or loss to LAS Members. However, the specific tax consequences of the Reorganization to LAS Members are dependent on each Member’s own cost basis in LAS at the time of the Reorganization.

The following table shows the net assets of LAS and the Fund immediately before and after the Reorganization:

	12/31/13 Net Assets	12/31/13 Reorganization	1/1/14 Post- Reorganization
Lazard Alternative Strategies Fund, LLC	$54,319,377	($54,319,377)	$0

Lazard Alternative Strategies 1099 Fund	$53,183,587	$54,319,377	$107,502,964
Lazard Alternative Strategies 1099 Fund Shares	535,676.942	547,116.875	1,082,793.817

As part of the Reorganization, the Fund absorbed the known liabilities payable by LAS as of December 31, 2013, including an incentive allocation payable owed to LAM. The incentive allocation payable in the amount of $21,051 is presented as “Due to affiliate” on the Statement of Assets, Liabilities and Net Assets and is expected to be paid after the Fund’s audit for the fiscal year ended March 31, 2014.

All fees and expenses incurred in connection with the Reorganization were borne by the Investment Adviser except a $50,000 redemption fee incurred in conjunction with a Portfolio Fund withdrawal by LAS prior to the Reorganization.

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2014 (continued)

1.	Organization (concluded)

a.   Reorganization (concluded)

For purposes of this disclosure and consistent with FASB ASC 805-10-50-2(h), assuming that the Reorganization had occurred on April 1, 2013—the beginning of the Fund’s fiscal year—the following expenses would have been eliminated or added:

	Eliminated Expenses	Added Expenses
Incentive allocation	$ (201,710)
Professional fees	(139,434)
Accounting and administration fees	(85,460)
Board of Trustees’ fees	(37,500)
Miscellaneous	(29,546)
Advisory fee		$257,824
Service fee		128,451
Distribution fee		25,690
Custodian fees		4,126
	$ (493,650)	$416,091

Assuming the Reorganization had been completed on April 1, 2013, the beginning of the Fund’s annual reporting period, the Fund’s pro forma results of operations for the year ended March 31, 2014 would have been as follows:

Net investment loss	$ (2,676,126)
Net realized gain	29,411,744
Net increase in net assets from operations	6,130,155

Because the combined investment portfolio has been managed as a single integrated portfolio following the Reorganization, it is not practical to separate the amounts of revenues and earnings of LAS that have been included in the Fund’s Statement of Operations since December 31, 2013.

2.	Significant Accounting Policies

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2014 (continued)

2.	Significant Accounting Policies (continued)

a.  Net Asset Valuation

The net asset value of the Fund is determined as of the close of business on the last business day of each month. The Fund values interests in Portfolio Funds, valued at $99,062,054 (99.62% of net assets) as of March 31, 2014, at fair value in accordance with procedures established by the Board of Trustees of the Fund (the “Board”), which ordinarily will be the practical expedient, as defined under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurement and Disclosures, determined by the Portfolio Managers and their agents in accordance with the policies established by the relevant Portfolio Fund. Investments in Portfolio Funds are subject to the terms of the respective memoranda and articles of association, limited partnership agreements, limited liability company agreements and offering memoranda. Valuations of the Portfolio Funds may be subject to estimates and are net of management and performance-based incentive fees or allocations payable to the Portfolio Funds as required by the Portfolio Funds’ offering documents.

If the Investment Adviser determines that the most recent value reported by a Portfolio Fund does not represent fair value or if a Portfolio Fund fails to report a value to the Fund, a fair value determination is made under procedures established by, and under the general supervision of, the Board.

Fair Value Measurement: In accordance with U.S. GAAP, the Fund applies fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques used to develop the measurements of fair value and related inputs during the period. These inputs are summarized in the three broad levels that follow.

Level 1 - Quoted prices are available in active markets for identical assets and liabilities as of the reporting date. The Fund does not adjust the quoted price for these assets and liabilities.

Level 2 - Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies (including fair value of investments in Portfolio Funds that the Fund has the ability to redeem at net asset value as of the measurement date, or within ninety days of the measurement date).

Level 3 - Pricing inputs are unobservable for the assets and liabilities and include situations where there is little, if any, market activity for the assets and liabilities (including fair value of investments in Portfolio Funds that the Fund does not have the ability to redeem at net asset value within ninety days of the measurement date).

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2014 (continued)

2.	Significant Accounting Policies (continued)

a.   Net Asset Valuation (continued)

The inputs or methodology used for valuing assets and liabilities are not necessarily an indication of the risk associated with investing in those assets and liabilities. The Fund classifies its investments based on the lowest level of input that is significant to the fair value measurement.

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. The transfer into Level 3 from Level 2 noted in the reconciliation table below is due to a redemption notification period of at least 120 days should a redemption be requested as of the measurement date.

The following table summarizes the valuation of the Fund’s investments and the fair value hierarchy levels as of March 31, 2014:

Description	Total Fair Value at March 31, 2014	Level 1	Level 2	Level 3
Investments in Portfolio Funds
Event Driven	$32,791,754	$—	$23,888,422	$8,903,332
Long/Short	30,817,755	—	30,613,872	203,883
Relative Value	16,139,712	—	4,447,592	11,692,120
Tactical Trading	19,312,833	—	14,541,683	4,771,150
Total Investments in Portfolio Funds	$99,062,054	$—	$73,491,569	$25,570,485

The changes in investments measured at fair value for which the Fund used Level 3 inputs to determine fair values (including fair values of investments in Portfolio Funds that the Fund does not have the ability to redeem at net asset value within ninety days of the measurement date) are as follows:

Description	Balance as of March 31, 2013	Realized gain/(loss)	Change in unrealized appreciation / depreciation	Purchases	Redemptions	Transfers in	Transfers out	Balance as of March 31, 2014
Event Driven	$1,731,279	$–	$131,056	$717,887	$–	$6,323,110	$–	$8,903,332
Long/Short	–	–	(31,001)	234,884	–	–	–	203,883
Relative Value	6,370,201	287,750	351,409	8,286,686	(3,603,926)	–	–	11,692,120
Tactical Trading	2,773,156	8,326	74,252	2,000,000	(84,584)	–	–	4,771,150
Total	$10,874,636	$296,076	$525,716	$11,239,457	$(3,688,510)	$6,323,110	$–	$25,570,485

Net change in unrealized appreciation/depreciation on Level 3 assets still held as of March 31, 2014 is $938,969 and is included in net change in unrealized appreciation on investments in Portfolio Funds on the Statement of Operations.

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2014 (continued)

2.	Significant Accounting Policies (continued)

a.   Net Asset Valuation (continued)

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of March 31, 2014:

Type of Level 3 Investment	Fair Value as of March 31, 2014	Valuation Technique	Unobservable Input
Portfolio Funds
Event Driven	$8,903,332	Unadjusted NAV as practical expedient	N/A
Long Short	203,883	Unadjusted NAV as practical expedient	N/A
Relative Value	11,692,120	Unadjusted NAV as practical expedient	N/A
Tactical Trading	4,771,150	Unadjusted NAV as practical expedient	N/A
Total Level 3 Investments	$25,570,485

The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Portfolio Funds held in the Fund as of March 31, 2014. Portfolio Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other similar restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of March 31, 2014. From 2012 through the current period, certain Portfolio Funds instituted a gate or suspended redemptions or held certain investments in “side pockets”. For such Portfolio Funds, the Investment Adviser cannot predict when the gate will be lifted, the suspension removed or the side pocket liquidated.

The Portfolio Funds in the event driven strategy rely on the anticipated occurrence of particular corporate events, such as mergers and acquisitions or bankruptcy. The profitability of these investments depends on the timely conclusion of the anticipated event and the realization of expected valuations. Because investments are situation-specific, returns may be relatively unaffected by the movements of markets, although the supply of opportunities in particular styles may be impacted by market conditions. Strategy styles falling within this style include distressed securities, merger arbitrage and special situations such as spin-offs, restructurings and recapitalizations. The Portfolio Funds within this strategy have monthly to annual liquidity, and are generally subject to a 45 to 120 day notice period. Two Portfolio Funds in this strategy, representing 2.59% of net assets, are subject to either investor level gate provisions or suspended redemptions. One portfolio Fund in this strategy, representing 6.36% of net assets, requires 120 days notice should a monthly redemption be requested as of the measurement date. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

The Portfolio Funds in the long/short strategy combine long positions in a portfolio of securities with short positions in other securities in order to reduce, but not eliminate, exposure to price levels in the market. The long/short strategy aims at seizing opportunities in both rising and

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2014 (continued)

2.	Significant Accounting Policies (continued)

a.   Net Asset Valuation (continued)

falling markets. The strategy covers a wide range of risk and return combinations. The returns from this strategy, while driven primarily by security selection, are often more highly correlated with benchmark indices than other hedge fund strategies due to a bias toward net exposure practiced by most Portfolio Managers. This strategy is predominantly used in equity markets and typically involves some level of leverage applied to the long portfolio. Futures and options on equity indices can be used to establish short exposure and manage risk. Strategy styles included in this category are long/short equities, short-selling only and stock picking. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 30 to 60 day notice period. One Portfolio Fund in this strategy, representing 0.21% of the net assets of the Fund, holds all of its investments in a “side pocket” and is not currently redeemable. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Relative value Portfolio Managers seek to exploit disparities in pricing relationships between instruments with similar pricing characteristics. Quantitative security selection techniques are often used to identify and capture profits from securities the Portfolio Managers believe are over or under valued and to reduce risk by balancing long and short market exposures. The residual risk created by this process is a spread position whose management requires an understanding of the factors determining the spread. The relative value strategy is not dependent on the general direction of market movements, and often involves arbitrage techniques. The returns tend to have low correlations relative to benchmark indices. Several strategies are included in this style: fixed-income arbitrage, convertible bond arbitrage, statistical arbitrage, volatility arbitrage and equity market neutral investing. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 30 to 90 day notice period. Four Portfolio Funds in this strategy, representing 11.74% of net assets, are subject to gate provisions. One Portfolio Fund in this strategy, representing 0.02% of the net assets of the Fund, holds all of its investments in a “side pocket” and is not currently redeemable. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

The tactical trading strategy speculates on the direction of prices of equities, bonds, currencies and commodities in cash and derivatives. The returns from this type of strategy can be volatile given the liberal use of leverage, often enhanced with derivatives, and the “outright” or un-hedged nature of the positions. The correlation of returns with traditional benchmarks tends to be low. The tactical trading strategy can be either system-driven or discretionary. System-driven Portfolio Managers deploy trend-following and other computer-driven models based on technical analysis of price data, while discretionary Portfolio Managers rely more on fundamental analysis, though technicals are not ignored. In either case, the Portfolio Managers’ skill is in timing the entry and exit of their positions. Global macro hedge funds and commodity trading advisors (CTAs) fall into this category. The Portfolio Funds within this strategy have weekly to semi-annual liquidity, and are generally subject to a 10 to 90 day notice period. One

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2014 (continued)

2.	Significant Accounting Policies (continued)

a.  Net Asset Valuation (concluded)

Portfolio Fund in this strategy, representing 4.80% of net assets, permits semi-annual redemptions. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

b.  Investment Income

Interest income is recorded on an accrual basis. The Portfolio Funds do not make regular cash distributions of income and gains and so are considered non-income producing securities.

c.  Investments in Portfolio Funds

Investments in Portfolio Funds are recorded on a subscription effective date basis, which is generally the first day of the calendar month in which the investment is effective.

Realized gains and losses are calculated on a specific identification method.

d.  Fund Expenses

The Fund bears all expenses incurred in the business of the Fund.

e.  Dividends and Distributions

The amount of any dividends the Fund pays will vary over time, depending on market conditions, the composition of the Fund’s investment portfolio, the Fund’s expenses, any distributions made to the Fund by Portfolio Funds, and applicable distribution requirements imposed on the Fund by Subchapter M under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund may realize capital gains on the redemption or sale of its interests in Portfolio Funds. If it does, the Fund may make distributions out of any net short-term capital gains (taxable at ordinary income rates) or long-term capital gains, normally in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Dividends and distributions are generally taxable to shareholders.

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2014 (continued)

2.	Significant Accounting Policies (continued)

f.  Income Taxes

The Fund is classified as an association taxable as a corporation for federal income tax purposes and intends to qualify as a RIC under Subchapter M of the Code. The Fund also intends to distribute substantially all of its investment company taxable income and net capital gains. Therefore, no provision for the payment of federal, state or local taxes has been made. The Fund may be subject to withholding taxes on certain dividends. The Fund’s tax returns will remain open for examination by tax authorities for a period of three years from when they are filed. The Fund is subject to examination by U.S. federal tax authorities and various state tax authorities. The Fund’s tax year-end is October 31. The tax years ended October 31, 2012 and 2013 are currently subject to examination.

The Fund follows the authoritative guidance for uncertainty in income taxes included in the FASB ASC 740, Income Taxes. This guidance requires the Fund to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including the resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit or expense to be recognized is measured as the largest amount of benefit or expense that is greater than fifty percent likely of being realized upon ultimate settlement, which could result in the Fund recording a tax liability that would reduce net assets or alternatively generate an asset which would increase net assets.

The Fund reviews and evaluates tax positions in its major jurisdictions and determines whether or not there are uncertain tax positions that require financial statement recognition. Based on this review, the Fund has determined the major tax jurisdictions where the Fund is organized and where the Fund makes investments; however, no reserves for uncertain tax positions were required for any of the Fund’s open tax years. As a result, no other income tax liability or expense has been recorded in the accompanying financial statements. The Fund recognizes tax related interest and penalties, if applicable, as a component of income tax expense. For the year ended March 31, 2014, no such amounts were recognized.

U.S. GAAP requires certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. At March 31, 2013, as a result of permanent book to tax differences primarily due to the sale of passive foreign investment companies, the Fund made permanent reclassifications which decreased accumulated net investment loss by $1,618,058 and decreased accumulated net realized gain by the same amount. Net assets and net asset value per share were not affected by these reclassifications.

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2014 (continued)

2.	Significant Accounting Policies (concluded)

f.  Income Taxes (concluded)

At March 31, 2014, federal tax cost of Portfolio Funds and unrealized appreciation/(depreciation) were as follows:

Gross unrealized appreciation	$2,305,790
Gross unrealized depreciation	(1,409,191)

Net unrealized appreciation/(depreciation)	$896,599

Tax cost of Portfolio Funds	$98,165,455

At October 31, 2013, the components of accumulated earnings on a tax basis were undistributed ordinary income of $2,919,607, an accumulated capital loss carryforward of $1,431,968 and unrealized depreciation losses of $990,517.

The accumulated capital loss carryforward is available for federal income tax purposes to be applied against future net realized capital gains, if any. At October 31, 2013, the Fund had $1,025,643 of short-term capital losses and $406,325 of long term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders for the year ended March 31, 2014 was comprised of an ordinary dividend of $2,919,607.

g.  Cash

At March 31, 2014, $5,652,305 was held in a non-interest bearing account at The Bank of New York Mellon.

h.  Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from these estimates.

3.	Advisory Fee, Related Party and Other Transactions

In addition to managing the Fund’s assets and selecting Portfolio Funds and Portfolio Managers, Lazard Alternatives provides certain management, administration and other services to the Fund, including support services to the Fund, monitoring relations and communications between

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2014 (continued)

3.	Advisory Fee, Related Party and Other Transactions (concluded)

investors and the Fund, maintaining and preserving certain records of the Fund, assisting in the preparation of, and reviewing and approving filings with state and federal regulators, monitoring compliance with regulatory requirements, and reviewing and arranging for payment of the Fund’s expenses. In consideration for such services, the Fund pays Lazard Alternatives a quarterly advisory fee of 0.375%, computed monthly at the rate of 0.125% (1.50% on an annualized basis) of the Fund’s net assets.

The Investment Adviser and the Fund have entered into an expense limitation and reimbursement agreement under which the Investment Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund) to the extent necessary to limit the ordinary expenses of the Fund to 2.26% per annum of the Fund’s average monthly net assets through December 31, 2015. Prior to January 1, 2014, the expense limitation was 2.30%. As of March 31, 2014, the Fund has recorded a receivable from the Investment Adviser relating to such expense limitation in the amount of $45,797.

The Fund pays Lazard Asset Management Securities LLC (“LAM Securities”) an ongoing quarterly distribution fee, computed monthly, of 0.0125% (0.05% on an annualized basis) of the net assets of the Fund, as compensation for the sale and marketing of the Fund’s shares. The Fund also pays LAM Securities an ongoing quarterly service fee of 0.0625%, computed monthly (0.25% on an annualized basis) for providing certain investor and account maintenance services.

During the period through December 31, 2013, each member of the Board (“Trustee”) who was not an “interested person” (as defined by the 1940 Act) of the Fund (“Independent Trustees”) received an annual retainer of $6,000 plus a fee for each meeting attended. Effective January 1, 2014, each Trustee who is an Independent Trustee receives an annual retainer of $15,000 plus a fee for each meeting attended. As of March 31, 2014, one Trustee is an “interested person” of the Fund. All Independent Trustees are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties.

At March 31, 2014, the Investment Adviser held 111.889 shares in the Fund with a total value of $11,118, which is equal to approximately 0.01% of the net assets of the Fund.

4.	Portfolio Funds Transactions

Aggregate purchases and proceeds from redemption of Portfolio Funds for the year ended March 31, 2014 amounted to $65,568,529, of which $37,243,529 was purchased as part of the portfolio rebalancing immediately following the Reorganization, and $18,825,363, respectively. The cost

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2014 (continued)

4.	Portfolio Funds Transactions (concluded)

of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Portfolio Funds. The allocated taxable income is reported to the Fund by the Portfolio Funds.

Certain Portfolio Funds may suspend redemptions or invoke a gate limiting the ability of the Fund to redeem from such Portfolio Funds. As of March 31, 2014, certain Portfolio Funds with a fair value of $14,476,225 (14.56% of net assets) had gate provisions or suspended redemptions. As of March 31, 2014, a Portfolio Fund, with a fair value of $4,771,150 (4.80% of net assets), only allows semi-annual redemptions, and a Portfolio Fund with a fair value of $6,323,110 (6.36% of net assets), requires 120 days notice should a monthly redemption be requested as of the measurement date.

5.	Offering of Fund Shares; Quarterly Repurchase Offers

Shares may be purchased generally as of the first business day of each calendar month, except that the Fund may offer Shares (defined below) more or less frequently as determined by the Board. Shares are offered at their net asset value per Share, and each Share subscribed for represents a capital contribution to the Fund in that amount. Generally, the minimum initial investment in Shares by an investor is $25,000 and subsequent investments must be at least $10,000. However, various third parties who distribute Shares or otherwise invest in Shares on behalf of their clients may impose higher minimum investment amounts.

The Investment Adviser expects that generally it will recommend to the Board that the Fund offer to repurchase Shares from shareholders on a quarterly basis as of March 31st, June 30th, September 30th, and December 31st of each year.

6.	Portfolio Funds

The following is a summary of the investment objectives and liquidity provisions of the Portfolio Funds that exceed 5% of the Fund’s net assets at March 31, 2014, as stated in such Portfolio Fund’s offering documents.

HG Vora Special Opportunities Fund, Ltd. seeks to generate attractive risk adjusted absolute returns by opportunistically investing in actively traded equity and debt instruments on a long and short basis. HG Vora Special Opportunities Fund, Ltd. allows monthly redemptions upon 90 days notice.

Lakewood Capital Offshore Fund, Ltd. seeks to generate attractive long-term rates of return with a strict emphasis on capital preservation through long and short investments in all parts of the capital structure and across a broad range of industries and geographies. Lakewood Capital Offshore Fund, Ltd. allows quarterly redemptions upon 60 days notice.

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2014 (continued)

6.	Portfolio Funds (concluded)

Litespeed Offshore Fund, Ltd. seeks to invest in financial instruments publicly traded or privately issued or negotiated in the United States and other foreign markets. Litespeed Offshore Fund, Ltd. allows quarterly redemptions upon 45 days notice.

The investment objective of Numen Credit Opportunities Fund Inc. is to generate absolute total rates of return through a variety of risk/reward strategies generally in the credit market regardless of economic and market conditions including the level of defaults experienced in the credit market and the general direction of interest rates. Numen Credit Opportunities Fund Inc. allows monthly redemptions upon 120 days notice.

Permian Fund, Ltd. seeks to achieve absolute returns across market cycles through the implementation of a Western European-focused, value-oriented and event-driven long/short strategy. Permian Fund, Ltd. allows quarterly redemptions upon 60 days notice.

Rubicon Global Fund seeks to achieve superior returns by investing in global fixed income, currency, commodity and equity markets, and their related derivatives. Rubicon Global Fund allows redemptions as of the last business day of each month, upon 30 days notice.

Certain Portfolio Funds excluded details of their investment holdings. As of March 31, 2014, the Investment Adviser was unaware of any significant issuer concentration in the Portfolio Funds.

7.	Share Capital

The Fund is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value (“Shares”). All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.

Transactions for the year ended March 31, 2014 were as follows:

Number of Shares issued	214,741.823
Number of Shares issued for the Reorganization	547,116.875
Number of Shares reinvested	25,805.076
Number of Shares redeemed	(278,493.846)

Net increase in Shares outstanding	509,169.928
Shares outstanding, beginning of year	491,496.776

Shares outstanding, end of year	1,000,666.704

The number of Shares issued for the Reorganization above are for the transfer of net assets from LAS as part of the Reorganization.

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2014 (continued)

8.	Risk Factors

An investment in the Fund involves a high degree of risk, including the risk that the entire amount invested may be lost. The Fund allocates assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counter-party defaults. No guarantee or representation is made that the investment program will be successful.

The Fund maintains cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

To satisfy certain prohibitions on affiliated transactions imposed by the 1940 Act, the Fund may limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund’s outstanding voting securities. Alternatively, to facilitate investments in Portfolio Funds deemed attractive by the Investment Adviser, the Fund may purchase non-voting securities of, or waive its right to vote securities in, certain Portfolio Funds. In cases where the Fund purchases non-voting securities of, or waives its right to vote securities in, a Portfolio Fund, the Fund will not be able to vote on matters that require the approval of security holders of the Portfolio Fund, including matters that may be adverse to the Fund’s and its shareholders’ interests.

The Fund’s interests in Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from a Portfolio Fund pursuant to limited withdrawal rights. Some of the Portfolio Funds may invest all or a portion of their assets in private placements which may be illiquid. Some of these investments are held in so-called “side pockets”, sub-funds within Portfolio Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity that an investment in the Portfolio Funds may provide. Were the Fund to seek to liquidate its investment in a Portfolio Fund which maintains these investments in a side pocket arrangement or which holds substantially all of its assets in illiquid securities, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, during the period until the Fund fully liquidates its interest in the Portfolio Fund, the value of its remaining investment in the Portfolio Fund will fluctuate. At March 31, 2014, the Fund had two investments in side pockets totaling 0.23% of net assets and are referenced on the Schedule of Investments as having suspended redemptions.

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2014 (continued)

9.	Guarantees

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on the Fund’s experience, the risk of loss from such claims is considered remote.

10.	Financial Highlights Information

	For the Year Ended March 31, 2014		For the Year Ended March 31, 2013		For the Period from November 1, 2011 (Commencement of Operations) to March 31, 2012
Per Share Operating Performance:
Net asset value at beginning of year/period	$101.21		$101.62		$100.00

Income (loss) from investment operations:
Net investment loss (a)	(2.30)		(2.33)		(0.95)
Net realized and unrealized gain from investments	5.91		7.03		2.57

Total from investment operations	3.61		4.70		1.62
Less distributions from:
Net investment income	(5.45)		(5.11)		–

Net asset value at end of year/period	$99.37		$101.21		$101.62

Ratios and Supplemental Data:
Total return	3.57%		4.74%		1.62%	(b)

Portfolio turnover rate	29.95%	*	32.50%		9.44%	(b)

Ratios to Average Net Assets:
Net investment income (loss)	(2.29%	)	(2.30%	)	(2.30%	) (c)

Expenses, before expense reimbursement	2.73%		3.10%		5.33%	(c)
Expense reimbursement	(0.44%	)	(0.80%	)	(3.03%	) (c)

Net expenses, after expense reimbursement	2.29%		2.30%		2.30%	(c)

(a)	Based upon average shares outstanding.
(b)	Not annualized.
(c)	Annualized, except for organizational and offering costs.
*	Portfolio turnover rate excludes transactions associated with the Reorganization.

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Notes to Financial Statements – March 31, 2014 (concluded)

11. Recent	Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2013-08, Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”). ASU 2013-08 amends the criteria that define an investment company, clarifies the measurement guidance and requires certain additional disclosures.

Investment companies are required to apply ASU 2013-08 prospectively for interim and annual reporting periods beginning after December 15, 2013. Management has evaluated the impact of the adoption of ASU 2013-08 on the Fund’s financial statements and disclosures and determined the adoption of ASU 2013-08 will not have a material effect on the Fund’s financial condition or results of operations.

12. Subsequent	Events

The Investment Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no events that required disclosure other than the following:

Additional capital contributions of $930,000 were recorded through May 30, 2014, of which $535,000 is included as subscriptions received in advance on the Statement of Assets, Liabilities and Net Assets.

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Board of Trustees and Officers (unaudited)

Name (Age) Address(1)	Position(s) with the Fund and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Trustees:

Kenneth S. Davidson (69)	Trustee	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Balestra Capital, Ltd., an investment manager and adviser, Senior Adviser (July 2012 - present)

Aquiline Holdings LLC, an investment manager, Partner (2006 – June 2012)

Nancy A. Eckl (51)	Trustee	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (42)	Trustee	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008-2013)

Office of Counsel to the President, The White House, Associate Counsel to the President (2009)

Leon M. Pollack (73)	Trustee	Private Investor

Richard Reiss, Jr. (70)	Trustee	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Board of Trustees and Officers (unaudited) (concluded)

Name (Age) Address(1)	Position(s) with the Fund and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Robert M. Solmson (66)	Trustee	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Trustees(3):

John R. Reinsberg (58)	Trustee	Deputy Chairman of LAM

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Officers who are not Trustees:

Jagatnarine Churaman (41)	Chief Financial Officer	Director (since March 2009, previously Senior Vice President and Vice President) of LAM

Nathan A. Paul (41)	Vice President and Secretary	Managing Director and General Counsel of LAM

Brian D. Simon (52)	Chief Compliance Officer and Assistant Secretary	Managing Director (since February 2011, previously Director) of LAM and Chief Compliance Officer of LAM and the Fund

Tamar Goldstein (39)	Assistant Secretary	Senior Vice President (since February 2012, previously Vice President and Counsel) of LAM

Brian Guaiana (35)	Assistant Treasurer	Senior Vice President (since March 2014, previously Vice President) of LAM

(1)	The address of each Trustee and officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Trustee other than Mr. Morrison, and each officer was elected in August 2011. Mr. Morrison was elected in April 2014. Mr. Davidson, Ms. Eckl, Mr. Morrison, Mr. Pollack, Mr. Reiss, and Mr. Solmson also serve as Directors of The Lazard Funds, Inc. and Lazard Retirement Series, Inc., open-end registered management investment companies, and Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc., closed-end registered management investment companies managed by LAM (collectively, the “Lazard Funds,” in total comprised of 34 active investment portfolios). Each Trustee serves an indefinite term, until his or her successor is elected.

Messrs. Simon and Paul and Ms. Goldstein also serve in the same respective capacities for the Lazard Funds. Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal.

(3)	Mr. Reinsberg is considered an “interested person” (as defined in the 1940 Act) of the Fund by virtue of his affiliation with the Investment Adviser.

Lazard Alternative Strategies 1099 Fund

(A Delaware Statutory Trust)

Supplemental Info rmation (unaudited)

Form N-Q Filings

The Fund files a complete schedule of its holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (“SEC”) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12- month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the Code required to be disclosed herein.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Robert Solmson and Nancy Eckl are qualified to serve as audit committee financial experts serving on its audit committee and that Mr. Solmson and Ms. Eckl are each “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $43,000 for 2013 and $43,000 for 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2014.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $9,000 for 2013 and $9,000 for 2014.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $936 for 2013 and $936 for 2014.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the registrant and, as required, non-audit services to service affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $727,915 for 2013 and $641,736 for 2014.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Lazard Alternatives, LLC (the “Adviser”) provides investment advisory services to private investment funds and a registered investment fund whose investment program primarily involves investing fund assets in private investment funds (each, a “Fund” and collectively, the “Funds”). From time to time, the Adviser may be asked to vote proxies relating to, or give approval/consent to amendments proposed by, such Funds. The Adviser exercises its voting authority through its managing member, Lazard Asset Management LLC (together with the Adviser, “Lazard”). Lazard has adopted Proxy Voting Policies and Procedures for Fund of Funds Products (the “Procedures”) to ensure that it exercises its authority in an appropriate manner, consistent with clients’ best interests.

The Portfolio Management Team of Lazard responsible for Lazard’s fund of funds products is responsible for making all proxy voting decisions. Proposals are categorized as “routine” or “non routine.” Routine matters are typically proposed by management of a Fund, and generally, Lazard will vote “for” routine matters. Non-routine matters involve a variety of issues and may be proposed by management or beneficial owners of a Fund. Non-routine matters include proposals such the approval or renewal of investment advisory agreements, the termination or liquidation of a Fund, an increase in fees charged by a Fund, or a material change to the capital structure of a Fund. Lazard generally considers these matters on a case-by-case basis, although it will vote “against” proposals that negatively affect the rights or interests of investors in a Fund.

At times, conflicts may arise between the interests of a fund managed by Lazard, on the one hand, and the interests of Lazard or its affiliates, on the other hand. If Lazard determines that it has, or may be perceived to have, a material conflict of interest when voting a proxy, it will seek to alleviate the conflict by voting in accordance with its approved policies. In situations where Lazard believes it is in its clients’ best interest to depart from an approved policy, or the policy requires a case-by-case determination, Lazard may nevertheless vote on the proposal if the vote is against Lazard’s own interest. Alternatively, Lazard may delegate the voting decision to a third party, seek client consent, or obtain approval of the voting decision from Lazard’s General Counsel.

 A copy of the Procedures is available on request. If you would like to receive a copy of the Procedures, or information about how Lazard voted on a proposal, you should contact Sam Gere at (212) 632-6174.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

The registrant’s portfolio is managed on a team basis. The following persons are the persons primarily responsible for the day-to-day management of the registrant’s portfolio.

Christian Frei (since inception on September 1, 2001). Mr. Frei is a Director of Lazard. Before joining Lazard, he was the head and Chief Investment Officer of JP Morgan Investment Management’s Hedge Fund Group. He holds a B.Sc. (ENG) in Biochemical Engineering from University College of London, and is a CFA Charterholder.

Christopher Boyatt (since inception on September 1, 2001). Mr. Boyatt is a Director of Lazard. Before joining Lazard, he was head of Research for JP Morgan Investment Management’s Hedge Fund Group and led the portfolio management effort for the Group’s Multi Manager Strategies Funds. He has an M.B.A. from the University of Pennsylvania’s Wharton School, and a B.A. from Princeton University.

Chris Heasman (since inception on September 1, 2001). Mr. Heasman is a Director of Lazard. Before joining Lazard, he led the development and portfolio management of JP Morgan Investment Management’s Hedge Fund Group’s Structured Hedge Fund products. He was also responsible for manager due diligence and portfolio research.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Name of Portfolio Manager or Team Member	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance*
Christian Frei	(1) $108.2 m	(3) $629.3m	0	$737.5 m	1	$0.3 m
Christopher Boyatt	(1) $108.2 m	(3) $629.3m	0	$737.5 m	1	$0.3 m
Chris Heasman	(1) $108.2 m	(3) $629.3m	0	$737.5 m	1	$0.3 m

    *  Total assets in accounts as of March 31, 2014.

Potential Conflicts of Interests

The Investment Advisers Act of 1940, as amended, generally provides that an investment adviser has a fiduciary duty and obligation to act in the best interests of each of its clients and to place its clients’ interests before its own. Lazard advises private investment vehicles, hedge funds, and other managed accounts (each, a “Client”), and in advising such Clients Lazard must determine whether an investment in an underlying fund is suitable for a specific Client based on a variety of factors. Lazard has adopted a basic policy to provide equal and fair treatment to all Clients consistent with Lazard’s duty of loyalty to each Client. Lazard will consider, among other things, the following issues when determining how to allocate investment opportunities in underlying funds among its Clients:

	(i)	The amount of investable assets available to a particular Client;

	(ii)	The liquidity needs of a particular Client;

	(iii)	The available capacity of an underlying fund;

	(iv)	The investment objectives or strategies of a particular Client;

	(v)	The applicable investment restrictions with respect to a particular Client; and

	(vi)	The legal, regulatory or tax regimes applicable to a particular Client, which may prohibit a particular Client from participating in an investment or make a particular investment inappropriate or otherwise not a sound investment for the Client.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Portfolio managers are compensated on the performance of the aggregate group of accounts managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the accounts as well as qualitative aspects that reinforce Lazard’s investment philosophy. Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member. The variable bonus for the portfolio managers is based on a percentage of the advisory fees (including performance fees) paid by the accounts they manage, net of certain marketing-related costs.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year please provide beneficial ownership of shares of the registrant by each Portfolio Manager or Management Team Member. Please note that this information will only be provided in a dollar range of each individual’s holdings in each investment portfolio ($1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000).

“Beneficial ownership” should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

Investment Manager	Beneficial Ownership

Christian Frei	$100,001-$500,000

Christopher Boyatt	$500,001-$1,000,000

Chris Heasman	$0

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of managers.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Lazard Alternative Strategies 1099 Fund

By (Signature and Title)*	/s/ John Reinsberg
John Reinsberg, President
(principal executive officer)

Date	06/04/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Reinsberg
John Reinsberg, President
(principal executive officer)

Date	06/04/14

By (Signature and Title)*	/s/ Jagatnarine Churaman
Jagatnarine Churaman, Chief Financial Officer
(principal financial officer)

Date	06/04/14

* Print the name and title of each signing officer under his or her signature.